EXHIBIT 10.5

PARTICIPANTS AS OF JANUARY 1, 2017
UNDER THE EXECUTIVE MANAGEMENT INCENTIVE PLAN

Mark S. Sutton	Chairman and Chief Executive Officer

W. Michael Amick, Jr.	SVP – Papers The Americas

C. Cato Ealy	SVP – Corporate Development

William P. Hoel*	SVP – Container The Americas

Tommy S. Joseph	SVP – Manufacturing, Technology, EH&S
& Global Sourcing

Thomas G. Kadien	SVP – Human Resources, Government
Relations & Global Citizenship

Glenn R. Landau	SVP – Finance (Chief Financial Officer-Elect)

Tim S. Nicholls	SVP – Industrial Packaging The Americas

Jean-Michel Ribieras	SVP – Global Cellulose Fibers

Carol L. Roberts*	SVP – Chief Financial Officer

Sharon R. Ryan	SVP – General Counsel & Corporate
Secretary
John V. Sims	SVP – President, IP Europe, Middle East,
Africa & Russia
Catherine I. Slater	SVP – Consumer Packaging
Gregory T. Wanta	SVP – North American Container

Any other individual elected to the position of Senior Vice President or above during 2017.

*NOTE:
Executives in italics will be retiring as of March 31, 2017, but remain eligible to receive a prorated 2017 MIP based on the plan guidelines.

EXHIBIT 10.5

EXECUTIVE MANAGEMENT INCENTIVE PLAN
2017 COMPANY BUSINESS OBJECTIVE AND INTERMEDIATE PERFORMANCE OBJECTIVES

Plan Element	162(m) Limit Approved by Committee
Company Business Objective:	• Positive EBITDA Before Special Items
Intermediate Performance Objectives:	• Same as 2017 Management Incentive Plan objectives